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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2004

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	22-3802649 (IRS Employer Identification No.)
Perryville Corporate Park, Clinton, New Jersey (Address of Principal Executive Offices)	08809-4000 (Zip Code)

(908) 730-4000 (Registrant's Telephone Number, Including Area Code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5.    Other Events and Required FD Disclosure.

        Exhibit 99.1 is hereby incorporated by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.
DATE: July 8, 2004	By:	/s/ LISA FRIES GARDNER Lisa Fries Gardner Vice President and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Risk Factors

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TABLE OF CONTENTS
SIGNATURE
EXHIBIT INDEX